SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: FEBRUARY 7, 2006
                        (Date of earliest event reported)



                        PRINCIPAL LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


      DELAWARE                        1-16725                   42-1520346
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
  of incorporation)                                       Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

The information contained in this Current Report on Form 8-K is being filed in connection with the registration statement filed by Principal Financial Group, Inc. and Principal Life Insurance Company regarding funding agreements, guarantees and medium term notes, and for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The following summary of Principal Financial Group, Inc.'s consolidated financial information has been prepared in accordance with U.S. GAAP.


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unadited)

                                                                                  FOR THE YEARS ENDED,
                                                                       DECEMBER 31, 2005          DECEMBER 31, 2004
                                                                      ---------------------------------------------
                                                                                        (IN MILLIONS)
Total revenues                                                         $        9,007.7          $        8,301.2

Total expenses                                                                  7,883.4                   7,422.1
                                                                       --------------------------------------------
Income before income taxes, discontinued operations and
         cumulative effect of accounting change                                 1,124.3                     879.1
Income taxes                                                                      232.4                     178.2
                                                                       --------------------------------------------
Income from continued operations                                                  891.9                     700.9

Income from discontinued operations                                                27.1                     130.4
                                                                       --------------------------------------------
Income before cumulative effect of accounting change                              919.0                     831.3
Cumulative effect of accounting change, net of related income taxes                 -                        (5.7)
                                                                       --------------------------------------------
Net income                                                                        919.0                     825.6
Preferred stock dividends                                                          17.7                       -
                                                                       --------------------------------------------
Net income available to common stockholders                            $          901.3          $          825.6
                                                                       ============================================


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


                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                   (unaudited)

                                                                                     DECEMBER 31,
                                                                           2005                           2004
                                                                       --------------------------------------------
                                                                                        (IN MILLIONS)
ASSETS
Total investments                                                      $        57,470.0         $        56,843.1
Separate account assets                                                         62,070.0                  51,507.9
Other assets                                                                     7,495.4                   5,447.1
                                                                       --------------------------------------------
Total assets                                                           $       127,035.4         $       113,798.1
                                                                       ============================================
LIABILITIES
Contractholder funds                                                   $        33,612.1         $        32,183.3
Future policy benefits and claims                                               16,825.5                  16,042.6
Separate account liabilities                                                    62,070.0                  51,507.9
All other liabilities                                                            6,720.6                   6,520.0
                                                                       -------------------------------------------
Total liabilities                                                              119,228.2                 106,253.8
Total stockholders' equity                                                       7,807.2                   7,544.3
                                                                       -------------------------------------------
Total liabilities and stockholders' equity                             $       127,035.4         $       113,798.1
                                                                       ===========================================


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRINCIPAL LIFE INSURANCE COMPANY


                                    By:    /S/ MICHAEL H. GERSIE
                                           -------------------------------------
                                    Name:  Michael H. Gersie
                                    Title: Executive Vice President and Chief
                                           Financial Officer


Date:    February 7, 2006


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